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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): March 29, 2001

                                   CONOCO INC.
             (Exact name of registrant as specified in its charter)

               DELAWARE                                 1-14521                              51-0370352
    (State or other jurisdiction of                   (Commission                         (I.R.S. Employer
            incorporation)                           File Number)                        Identification No.)


                          600 NORTH DAIRY ASHFORD ROAD
                              HOUSTON, TEXAS 77079
              (Address of principal executive offices and zip code)


        Registrant's telephone number, including area code: 281-293-1000





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Item 9.  Regulation FD Disclosure

                  Conoco Inc. is hereby furnishing its outlook for first quarter earnings. A copy of this information is filed as Exhibit 99.1 to this Current Report on Form 8-K.


Item 7. Financial Statements and Exhibits

    (c) Exhibits

        99.1        Conoco Inc.'s outlook for first quarter earnings.


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             CONOCO INC.



                             By: /s/  ROBERT W. GOLDMAN
                                 --------------------------------------------
                                 Robert W. Goldman
                                 Senior Vice President, Finance, and
                                 Chief Financial Officer


Date: March 29, 2001




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     EXHIBIT NO.                      DESCRIPTION OF EXHIBIT
     -----------                      ----------------------

        99.1        Conoco Inc.'s outlook for first quarter earnings.




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